Exhibit 10.12

Professional Services Agreement

This Professional Services Agreement (this “Agreement”) is entered into on October 31, 2014 effective November 1, 2014 (the “Effective Date”), by and between Partners Imaging Center of  Venice, LLC, a Florida limited liability company (“Company”); and Partners Imaging Holdings LLC a Florida Limited Liability Company (“Provider”); (each of Company and Provider may be referred to as a “party”).

Background:

This Agreement is made pursuant to the Purchase Agreement (the "Purchase Agreement") dated August 28, 2014 between Medical Imaging Corp. (as "Purchaser"), and Partners Imaging Holdings LLC (as "Seller"), Partners Imaging Center of Venice, LLC, Partners Imaging Center of Charlotte, LLC, Partners Imaging Center of Naples, LLC, Richard M. Goldberg (a "Principal"), and Roman Rozin (a "Principal"), under which Seller sold the interests in each Company to Purchaser (the "Transactions").

The parties desire to engage Provider to provide radiology reading services for patients of Company in accordance with this Agreement.

Now Therefore, in consideration of the mutual covenants, promises and agreements hereinafter set forth, the parties hereto agree as follows:

1.

Engagement of Provider.  Company hereby engages Provider as the exclusive provider of the Professional Services herein described to the Patients of Company in accordance with this Agreement.

2.

Provider Obligations.

(a)

Professional Services.  Provider shall provide the Professional Services through the Designated Physicians of Provider and its Affiliates.  Provider shall provide the Professional Services via tele-radiology and shall not be required to be on-site at Company’s office or facility. Company shall transmit each Study for Professional Services through Company's PACS system.  Provider shall be responsible for the timely interpretation and dictation of each Study provided to Provider by Company.  Provider shall use commercially reasonable best efforts to cause each Study to be interpreted and dictated by the Provider within twenty-four (24) hours of the business day of receipt of such Study.  A Study received on a Friday shall be interpreted and dictated by the following Monday (or the next business day in the event of a legal holiday).  Provider and/or the interpreting Designated Physicians or Substitute Physicians shall use best efforts to notify Company immediately upon: (i) an interpretation of any Study that reveals an immediate, life-threatening condition, (ii) an interpretation of any Study that reveals an unanticipated significant condition, (iii) a request by Company for a “STAT” report, or (iv) an interpretation of any Study that the Designated Physicians or Substitute Physicians, by clinical judgment, deems medically significant. In the event of a STAT call, Provider will use commercially reasonable best efforts to dictate a report within 2 hours of being notified of a STAT call.

(b)

Licensing; Medical Standards.  During the Term, the Designated Physicians shall be duly licensed and qualified to practice medicine in the State of Florida, and shall also maintain board certification in radiology.  All Professional Services provided by the Designated Physicians shall be in accordance with the laws of the State of Florida, the applicable standard of care in the community, and the principles of medical ethics of the American Medical Association and the American College of Radiology.

(c)

Availability.  Provider shall make its Designated Physicians available to perform Professional Services on Monday through Friday between the hours of 8:00am – 5:00pm of each week during the Term, except as otherwise mutually agreed by the parties.

(d)

Non-Exclusive.  Nothing in this Agreement shall be construed to restrict Provider from providing, or entering into other contracts or agreements to provide professional services to other parties, including, without limitation, providing professional services on behalf of other medical practices in the community that compete with Company; provided, however, that any such activities by Provider does not interfere with, or otherwise contravene, Provider obligations hereunder or under the Purchase Agreement.

2.

Company Obligations.

(a)

Consideration.  Company shall pay Provider for the Professional Services performed on the Patients, the consideration set forth on Schedule 2(a) which is attached hereto and incorporated herein by reference (the “Consideration”).  The Consideration shall be payable by Company to Provider on a monthly basis in arrears within ten (10) business days of a Company’s receipt of an e-mailed or other written invoice detailing the Professional Services rendered by Provider in the preceding month (the “Invoice”).  Any late payments shall accrue interest at the rate of one and one half percent (1½%) per month.  The parties believe that the consideration payable hereunder constitutes fair market value within the meaning of applicable health care laws, rules and regulations, and does not take into account the volume or value of referrals or business otherwise generated or which may be generated between the parties.

(b)

Exclusive Provider.  Company shall exclusively utilize Provider to perform the Professional Services for its Patients.

(c)

Billings.  Company shall have the exclusive right to globally bill for both the technical component and the professional component to all Patients.  All billings to Patients for the professional component of each Study performed by the Designated Physicians shall be automatically assigned to Company.

(d)

Imaging.  Company will, at its sole cost and expense, render the technical component of all diagnostic imaging services to its Patients at its facility, and provide diagnostic imaging films and other results to Provider for interpretation or provide Provider with the capability to read the images or results through teleradiology.

(e)

Licensure.  Company will at all times maintain in full force and effect all requires and appropriate healthcare and other licenses and certifications for the performance of its services to its Patients at its facility. This will include licensure of technicians, equipment and the facility.

(f)

Provider shall provide copies of license and liability insurance for each Designated Physician to the Company.

3.

Administration.

(a)

Nature of Relationship.  The parties to this Agreement are independent contractors serving in a professional capacity.  Nothing contained in this Agreement shall be interpreted as authorizing either party to control the means, manner and method by which the other party exercises medical judgment, skill and practice.  In the performance of Provider’s work and the duties and obligations placed upon Provider under this Agreement, it is mutually understood and agreed that Provider, its Designated Physicians and any Substitute Physicians are at all times acting and performing as independent contractors and have no contractual or agency relationship with Company.  This Agreement is not intended to create a principal-agent, join venture, partnership or other similar relationship between the parties.

(b)

Professional and Regulatory Standards.  Company, Provider, its Designated Physicians and any Substitute Physician shall operate at all times in compliance with all federal, state, and local laws, rules and regulations, and reasonable methods of practice and procedure accepted and approved by the parties in writing.

(c)

No Fringe Benefits.  The parties acknowledge that the Designated Physicians and any Substitute Physicians shall not be entitled to any Company fringe benefits whatsoever under this Agreement, including, without limitation, health insurance, disability insurance, life insurance, malpractice insurance, 401(k), reimbursement for CME expenses, medical license and medical staff membership fees, and dues for membership in societies and academies.  The Designated Physicians and any Substitute Physicians shall not be paid time for any vacation, holidays or sick days by Company.

(d)

Cooperation.  Company and Provider shall review and discuss as necessary the ongoing implementation of this Agreement, to ensure that the provisions of this Agreement are mutually respected and executed.  The parties shall use commercially reasonable efforts to cooperate with each other in assisting each other’s performance under this Agreement.

4.

Term and Termination.

(a)

Initial Term.  The term shall be for one (1) year, commencing on the Effective Date (the “Initial Term”).

(b)

Renewal Term.  Upon conclusion of the Initial Term, or any subsequent Renewal Term, this Agreement shall automatically renew for an additional term of one (1) year (each a “Renewal Term”) (the applicable Initial Term and any Renewal Term(s) may be referred to herein as the “Term”).

(c)

Termination After Initial Term by Either Party.  After the 1st anniversary of this Agreement, either party may cancel this Agreement with 30 days advance written notice of cancellation to the other party.

(d)

Termination by Provider.  Provider may terminate this Agreement immediately by written notice to Company upon the occurrence of any of the following events:

(i)

Company’s failure to pay any amount due hereunder if such non-payment continues in whole or in party for more than ten (10) days after written notice of non-payment to Company;

(ii)

failure of Company to maintain the insurance required pursuant to this Agreement and such failure continues for a period in excess of 30 days after Company's receipt of written notice of said failure from Provider;

(iii)

Company's exclusion from participation in any Government Payor or Private Payor program, or conviction, admission or imposition of penalties for any criminal or civil offense relating to the provision of health care;

(iv)

Company commits an act of fraud or unethical practice;

(v)

Company fails to promptly and adequately perform the material duties of Company under this Agreement and such failure continues for a period in excess of 30 days after Provider's written notice of said failure to Company;

(vi)

Company materially breaches any provision of this Agreement and such failure continues for a period in excess of 30 days after Provider's written notice of said failure to Company;

(vii)

the closure of Provider or cessation of its health care operations after 90 days advance written notice by Provider to Company; and

(viii)

the sale of Provider, or all or substantially all of Provider's assets after 90 days advance written notice by Provider to Company.

(e)

Termination by Company.  Company may terminate this Agreement immediately by written notice to Provider upon the occurrence of any of the following events:

(i)

the failure of Provider to maintain the insurance required pursuant to this Agreement and such failure continues for a period in excess of 30 days after Company’s written request for proof of insurance to Provider;

(ii)

the Designated Physician and/or any Substitute Physician commits an act of fraud or unethical practice;

(iii)

the Designated Physician and/or any Substitute Physician fails to promptly and adequately perform the material duties under this Agreement and such failure continues for a period in excess of 30 days after Company’s written notice of said failure to Provider; and

(v)

the Designated Physician and/or any Substitute Physician materially breaches any provision of this Agreement and such failure continues for a period in excess of 30 days after Company’s written notice of said failure to Provider;

(f)

No Limitation of Other Rights.  The exercise of the termination rights granted to either party hereunder shall not limit or affect any other rights or remedies of such party at equity or at law.

(g)

Rights Upon Termination; Survival of Provisions.  The termination of this Agreement shall not affect a party's right hereunder as they existed prior to termination.  If this Agreement is terminated for any reason, Company shall pay Provider any Consideration earned, but not paid to Provider prior to such termination.  All payment provisions shall survive the termination of this Agreement.  All medical records provisions, restrictive covenants and indemnity provisions shall survive the termination of this Agreement.

7.

Medical Records; Access.

(a)

Company Records; Access by Provider.  Company shall maintain all medical records of Company in accordance with all applicable state and federal statutes and regulations, and agrees that all such medical records shall be maintained for a period of not less than ten (10) years from each patient’s last date of service.  As between Company, Provider, and the Designated Physicians, all financial records, case histories, X-ray films, imaging studies (including Studies) and files of any type concerning patients of Company, or concerning patients consulted, interviewed, or treated and cared for by Provider and its Designated Physicians or any Substitute Physicians, including but not limited to, information regarding patient names, addresses, telephone numbers and payor type (the “Medical Records”) shall at all times belong to and remain the property of Company and Company shall be deemed the “records owner” under Florida law, notwithstanding the subsequent termination or expiration of this Agreement.  Provider shall be entitled to have reasonable access to copies of all reports, Medical Records, and supporting documents prepared during the Term of this Agreement in order to properly perform the Professional Services.  The right of access to records and reports shall survive the termination of this Agreement if needed for a dispute or a claim.  Notwithstanding the foregoing, neither Provider, nor the Designated Physicians or any Substitute Physician, shall, at any time, utilize any of the Medical Records or any information contained therein for personal use or benefit or for the use or benefit of any person or entity other than Company.

(b)

Governmental Agency Access.  Until the expiration of four (4) years after the furnishing of Professional Services under this Agreement, upon written request by the Secretary of the United States Department of Health and Human Services, the United States Comptroller General, or any of their duly authorized representatives, Provider and/or Company will make available the contracts, books, documents, and records necessary to verify the nature and extent of the costs of providing those services.  If either such party carries out any of the duties of this Agreement through a subcontract with a value of Ten Thousand Dollars ($10,000.00) or more over a twelve-month (12-month) period with a related individual or organization, such contracting party agrees to include in any such subcontract a clause permitting access by the Secretary, the Comptroller General, and their representatives to the related subcontractor’s books and records.  This Section 15(c) is included pursuant to and is governed by the requirements of 42 USC § 1395x(v)(1)(I) and the regulations 42 CFR §§ 420.300-420.304.  No attorney-client, accountant-client or other legal privilege will be deemed to have been waived by virtue of this Agreement.  In the event of a request for access, each such party agrees to notify the other party immediately, to inform the other party as to what response will be made to the request, and to provide the other party access to such books and records.  Notwithstanding any provision in this Agreement to the contrary, Provider and Company shall comply with lawful requests for access to records by federal, state or local government agencies, unless otherwise ordered by a court or administrative agency of competent jurisdiction.

8.

Professional Liability Insurance.

(a)

Provider.  During the Term, Provider shall, at Provider own expense, carry professional liability (malpractice) insurance in the minimum amount of Two Hundred Fifty Thousand Dollars ($250,000.00) for each claim and Seven Hundred Fifty Thousand Dollars ($750,000.00) in the annual aggregate for the policy year for the Designated Physicians. Such coverage shall include claims-made insurance coverage for Designated Physician and any for a period of four (4) years following the expiration or earlier termination of this Agreement or supply tail coverage for this period.  Insurance policies maintained by Provider hereunder shall apply on a primary basis.  Company shall not provide such insurance on behalf of Provider, its Designated Physician nor shall it be liable for the payment of any premiums on such insurance.  It shall be Provider responsibility to ensure that such coverage exists.  Company shall, upon request, be provided with evidence of such insurance and shall be notified immediately in the event the Designated Physician’s or any insurance coverage is less than the requirements of this Section 9(a).  Should Provider fail to provide Company with documentation confirming such professional liability insurance, Company may terminate the contract in accordance with Paragraph 7(d)(i).

(b)

Company.  During the Term, Company shall, at Company’s own expense, carry professional liability (malpractice) insurance in the minimum amount of will be $1,000,000 per occurrence and $3,000,000 in the aggregatetin the annual aggregate for the policy year, which coverage may be a combination of professional and entity liability coverage Such coverage shall include claims-made insurance coverage for Designated Physician and for a period of four (4) years following the expiration or earlier termination of this Agreement or supply tail coverage for this period.  Provider shall not provide such insurance coverage on behalf of Company nor shall it be liable for the payment of any premiums on such insurance. It shall be Company’s responsibility to ensure that such coverage exists.  Company shall provide Provider with evidence of such insurance at the reasonable request of Provider.  Provider shall be notified immediately in the event Company’s insurance coverage is less than the requirements of this section 9(b).  Should Company fail to provide Provider with documentation confirming such professional liability insurance, Provider may terminate the contract in accordance with Paragraph 7(c)(i).

9.

Indemnification.

(a)

Provider.  Except as otherwise covered by Provider’s and/or Designated Physician’s insurance, Provider hereby agrees to indemnify and save and hold harmless Company (including all of its physicians, agents, shareholders, officers and directors), from and against any and all claims, causes of action, demands, charges, judgments, loss, damages or costs (including reasonable attorneys’ fees) and other obligations and liabilities whatsoever which may arise, directly or indirectly, as a result of, or in connection with, Provider’s and its Designated Physician’s performance, non-performance, or material breach of any provision of this Agreement, or of Provider’s and/or its Designated Physician’s duties or obligations under this Agreement or as a result of Provider’s and/or its Designated Physician’s actual or alleged negligence, malpractice, improper or fraudulent billing, wrongful acts or omissions in performing the requirements of this Agreement.

(b)

Company.  Except as otherwise covered by Company’s insurance, Company hereby agrees to indemnify and save and hold harmless Provider (including all of its physicians, agents, shareholders, officers and directors) from and against any and all claims, causes of action, demands, charges, judgments, loss, damages or costs (including reasonable attorneys’ fees) and other obligations and liabilities whatsoever which may arise, directly or indirectly, as a result of, or in connection with, Company’s performance, non-performance, or material breach of any provision of this Agreement, or of Company’s duties or obligations under this Agreement or as a result of Company’s actual or alleged negligence, malpractice, improper or fraudulent billing, wrongful acts or omissions in performing the requirements of this Agreement.

10.

Restrictive Covenants.  For purposes of this Section, the term “Provider” shall include the Provider's Designated Physician and any Substitute Physicians:

(a)

Confidential Information.  Provider agrees to keep in strict secrecy and confidence, both during and after the Term, any and all information relating, directly or indirectly, to Company, its business, or its Patients, Provider assimilates or to which Provider has access during its engagement by Company and which has not been publicly disclosed and is not a matter of common knowledge in the fields of work of Company (collectively, “Confidential Information”).  The parties agree that the term Confidential Information does not include information that Provider can demonstrate:  (i) was in Provider’s possession prior to its being furnished to such party under the terms of this Agreement, provided the source of that information was not known by Provider to be bound by a confidentiality agreement with, or other continual, legal or fiduciary obligation of confidentiality to, Company; (ii) is now, or hereafter becomes, through no act or failure to act on the part of Provider, generally known to the public; or (iii) is rightfully obtained by Provider from a third party, without breach of any obligation to Company.  Provider agrees that both during and after the Term, Provider shall not, without prior written consent of Company, disclose any such Confidential Information to any third party unless required to do so by law.

(b)

Access to Confidential Information.  Notwithstanding the forgoing, each party shall have access to, and may, at such party’s sole expense, make copies of the Confidential Information of the other party to the extent such Confidential Information is required pursuant to a valid subpoena, court order or other compulsory legal process, is otherwise necessary for the defense of any private or governmental action brought against the party, or is requested pursuant to an audit of the Transcription Expenses.

(c)

Company Personnel and Providers.  During the Term, and for a period of two (2) calendar years thereafter, the Designated Physician’s shall not, for the benefit or on behalf of another, recruit, employ, contract, or procure the services of any Company employee or provider without Company’s prior written consent.

(d).

Specific Performance.  Provider hereby acknowledges and agrees that any violation by it of any provision of Section shall cause Company irreparable harm and damage, and Provider further acknowledges and agrees that damages at law shall be an insufficient remedy to Company if Provider violates the terms of Section.  Accordingly it is agreed that Company shall be entitled, upon application to a court of competent jurisdiction, to obtain injunctive relief to enforce the provisions of such sections, which injunctive relief shall be in addition to any other rights or remedies available to Company.  In any action or proceeding by Company to obtain a temporary restraining order and/or preliminary injunction, Provider hereby agrees to waive the necessity of Company’s posting an injunction bond in order to obtain the temporary restraining order and/or preliminary injunction.

11.

Compliance with Other Agreements.

(a)

Provider represents and warrants that the execution of this Agreement by Provider and performance by Provider and its Designated Physicians will not conflict with or result in a breach of any agreement binding on Provider or a Designated Physician.

(b)

Company represents and warrants that the execution of this Agreement by Company and Company’s performance will not conflict with or result in a breach of any agreement binding on Company.

12.

General Provisions.

(a)

Defined Terms.  The defined terms used in this Agreement shall have the meanings specified below or in the Section in which they first appear.

"Affiliate" means of a Person means any other Person that directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with such Person, where “control” (including the terms “controlled,” “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct, as trustee, executor or otherwise, or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract, agreement or otherwise.

"Designated Physician" shall mean a radiologist employed or otherwise engaged by one or more of the imaging centers of Provider or its Affiliate whose licensing and insurance information has been provided to the Company.

“Government” means any federal, state, local or foreign government or any court of competent jurisdiction, administrative agency, regulatory body, commission or other governmental authority or instrumentality, domestic or foreign.

"Government Payor" shall mean any Government agency or entity which is not a party to this Agreement, but is contractually, or otherwise, obligated to pay for the services provided to a Patient.

"Modality Study" shall mean the performance of the professional component of a diagnostic imaging study.

"Patient" shall mean any outpatient of Company.

“Person” means an individual, corporation, partnership, limited liability company, firm, joint venture, association, joint stock company, trust, unincorporated organization or other entity, or any Government agency or entity or quasi-Government body or regulatory authority.

"Private Payor" shall mean any individual, insurance company, health maintenance organization, or any other non-Government Payor which is not a party to this Agreement, but is contractually, or otherwise, obligated to pay for the services provided to a Patient.

"Professional Services" shall mean the performance of the professional componsent of a Study as further described in Section 1.

"Study" shall mean an MRI study, CT study, PET study, X-Ray study, Ultrasound study, or other modality study performed without or with contrast, and if with contrast, intravenous or intraarticular or X-Ray Primary Study or Overread Study, as applicable.

"

"Term" shall mean the term of this Agreement as defined in Section 4 hereof.

"Transcription" shall mean transcription services rendered by Provider's third party transcription service provider, MedScript, for the documentation of the professional component of a Study.

(b)

Background.  The Background set forth in the beginning of this Agreement is true and correct and incorporated herein by this reference.

(c)

Patient Referrals.  Nothing contained in this Agreement shall require or authorize Provider, the Designated Physician’s and/or any Substitute Physicians to admit Patients to Company or otherwise to utilize Company as a precondition to receiving the benefits set forth herein.

(d)

Change in Law.  In the event any changes in state or federal reimbursement laws or regulations, or Government Payor or Private Payor payment schedules occur during the term of this Agreement which materially affect either Provider or Company, such affected party may request renegotiation of the applicable terms of this Agreement by written notice to the other party.  If no new agreement is reached within forty-five (45) days of receipt of such notice, then either party may terminate this Agreement upon an additional sixty (60) days’ written notice.  Provider and Company further agree that in the event that legislation is enacted or a regulation is promulgated or a judicial or administrative decision is rendered that affects, or may affect, the legality of this Agreement or adversely affect the ability of either such party to perform its obligations or receive the benefits intended hereunder, then, within ten (10) days following notice by either such party of such event, each such party will negotiate in good faith a substitute agreement to this Agreement which will carry out the original intention of such parties to the extent possible in light of such legislation, regulation, or decision.

(e)

Notices.  All notices and other writings required or permitted to be given under the terms of this Agreement shall be hand delivered or mailed, postage prepaid by certified or registered mail, return receipt requested, to the parties, as follows:

To Provider

:

Provider Imaging Holdings LLC

Attn:  Richard Goldberg, M.D.

600 N Cattleman Road, Suite 100

Sarasota, Florida 34232

With a copy to:

Burgess, Harrell, Mancuso,

Colton & La Porta, P.A.

Attn: Donald Harrell, Esquire

1776 Ringling Boulevard

Sarasota, Florida 34236

To Company at:

Medical Imaging Corp.

Attn: Mitchell Geisler

#603-157 Adelaide St West

Toronto, ON, Canada

M5H 4E7

With a copy to:

Gelnbock Eiseman Assor Bell & Peskoe

Attn: Carl Van Demark, Esq

437 Madison Ave

New York, NY 10022

or to such addresses as the parties may hereafter designate in writing.

(f)

Successors and Assigns.  Except as provided otherwise in this Agreement, no party may assign a right or delegate a duty under this Agreement without the written consent of the other party.  All provisions of this Agreement are binding upon, inure to the benefit of and are enforceable by or against the parties and their respective heirs, executors, administrators or other legal representatives and permitted successors and assigns.

(q)

Third-Party Beneficiary.  This Agreement is solely for the benefit of the parties and their respective successors and permitted assigns, and no other person has any right, benefit, priority or interest under or because of the existence of this Agreement.

(h)

Entire Agreement.  This Agreement, together with any schedules, exhibits, appendices, and other attachments hereto, all of which are hereby incorporated by reference and made a part of this Agreement, constitutes the entire agreement between the parties, and supersedes all proposals, oral and written, and all other communications between the parties in relation to the subject matter of this Agreement.  The parties hereto agree that no warranties, inducements or representations exist except as stated herein.

(i)

Amendments.  Amendments may be made to this Agreement only upon the mutual consent and approval in writing by the parties.

(j)

No Waiver.  No waiver of a breach of any provision of this Agreement shall be construed to be a waiver of any breach of any other provision.  No delay in acting with regard to any breach of any provision of this Agreement shall be construed to be a waiver of such breach.  Every right and remedy of each of the parties shall be cumulative and any party, in its sole discretion, may exercise any and all rights or remedies stated in this Agreement or otherwise available at law or in equity.

(k)

Severability.  Each and every provision, section, subsection, paragraph, and clause herein shall be separable from each and every other part hereof so that the invalidity of any part hereof shall not affect the validity of the remainder.

(l)

Attorneys’ Fees and Costs.  In any disputes arising out of, or in connection with, this Agreement, the prevailing party shall be entitled to recover all court costs and attorneys’ fees, including such costs and expenses incurred at all levels of litigation, whether before or at trial, or on appeal.

(m)

Venue; Jurisdiction.  The parties agree that exclusive venue shall be in the courts of Manatee County or Sarasota County, Florida for all disputes arising out of this Agreement.  The parties each hereby consent to the jurisdiction of such courts, agree to accept service of process by mail, and hereby waive any jurisdictional or venue defenses otherwise available to them.

(n)

Governing Law; Venue; Jurisdiction.  This Agreement shall be governed by and controlled by the laws of the State of Florida.

(o)

No Interpretation Against Draftsmen.  This Agreement shall not be interpreted against or more strictly against a draftsman merely because of such party's role in drafting this Agreement.

(p)

Headings.  Headings contained in this Agreement have been inserted herein only as a matter of convenience and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provision hereof.

(q)

Number and Gender.  All pronouns and all variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person or persons or entity may require.

(r)

Authority.  Each party represents that the party has the requisite authority to execute this Agreement.

(s)

Counterparts; Electronic Signature.  This Agreement may be executed in any number of counterparts, all of which taken together shall constitute a single Agreement.  A facsimile, e-mail, PDF or other electr4onic image of a signature shall be deemed an original signature for all purposes.

[Signature Page Follows]

In Witness Whereof, the parties hereto executed this Agreement as of the date first above written

Provider:

Partners Imaging Holdings LLC
A Florida Limited Liability Company

By: ______________________
Richard Goldberg, M.D., Managing Member

Company:

Partners Imaging Center of Venice **, LLC**
A Florida limited liability company
By: Medical Imaging Corp.
A Nevada corporation
As Sole Managing Member

By: ______________________
Mitchell Geisler, CEO

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Schedule 2(a)

Consideration

The Consideration for the performance of the Professional Services for a Patient shall be as follows:

Seventy-Five Dollars ($75.00) for each MRI Study – whether with or without contrast material (intravenous or intraarticular)

Fifty-Five Dollars ($55.00) for each CT Study - whether with or without contrast material (intravenous or intraarticular)

Ninety-Five Dollars ($95.00) for each PET Study

Thirty-Five Dollars ($35.00) for each Ultrasound Study

Thirteen Dollars ($13.00) for each X-Ray Study.

Professional Services Agreement

This Professional Services Agreement (this “Agreement”) is entered into on October 31, 2014 effective November 1, 2014 (the “Effective Date”), by and between Partners Imaging Center of  Charlotte, LLC, a Florida limited liability company (“Company”); and Partners Imaging Holdings LLC a Florida Limited Liability Company (“Provider”); (each of Company and Provider may be referred to as a “party”).

Background:

This Agreement is made pursuant to the Purchase Agreement (the "Purchase Agreement") dated August 28, 2014 between Medical Imaging Corp. (as "Purchaser"), and Partners Imaging Holdings LLC (as "Seller"), Partners Imaging Center of Venice, LLC, Partners Imaging Center of Charlotte, LLC, Partners Imaging Center of Naples, LLC, Richard M. Goldberg (a "Principal"), and Roman Rozin (a "Principal"), under which Seller sold the interests in each Company to Purchaser (the "Transactions").

The parties desire to engage Provider to provide radiology reading services for patients of Company in accordance with this Agreement.

Now Therefore, in consideration of the mutual covenants, promises and agreements hereinafter set forth, the parties hereto agree as follows:

1.

Engagement of Provider.  Company hereby engages Provider as the exclusive provider of the Professional Services herein described to the Patients of Company in accordance with this Agreement.

2.

Provider Obligations.

(a)

Professional Services.  Provider shall provide the Professional Services through the Designated Physicians of Provider and its Affiliates.  Provider shall provide the Professional Services via tele-radiology and shall not be required to be on-site at Company’s office or facility. Company shall transmit each Study for Professional Services through Company's PACS system.  Provider shall be responsible for the timely interpretation and dictation of each Study provided to Provider by Company.  Provider shall use commercially reasonable best efforts to cause each Study to be interpreted and dictated by the Provider within twenty-four (24) hours of the business day of receipt of such Study.  A Study received on a Friday shall be interpreted and dictated by the following Monday (or the next business day in the event of a legal holiday).  Provider and/or the interpreting Designated Physicians or Substitute Physicians shall use best efforts to notify Company immediately upon: (i) an interpretation of any Study that reveals an immediate, life-threatening condition, (ii) an interpretation of any Study that reveals an unanticipated significant condition, (iii) a request by Company for a “STAT” report, or (iv) an interpretation of any Study that the Designated Physicians or Substitute Physicians, by clinical judgment, deems medically significant. In the event of a STAT call, Provider will use commercially reasonable best efforts to dictate a report within 2 hours of being notified of a STAT call.

(b)

Licensing; Medical Standards.  During the Term, the Designated Physicians shall be duly licensed and qualified to practice medicine in the State of Florida, and shall also maintain board certification in radiology.  All Professional Services provided by the Designated Physicians shall be in accordance with the laws of the State of Florida, the applicable standard of care in the community, and the principles of medical ethics of the American Medical Association and the American College of Radiology.

(c)

Availability.  Provider shall make its Designated Physicians available to perform Professional Services on Monday through Friday between the hours of 8:00am – 5:00pm of each week during the Term, except as otherwise mutually agreed by the parties.

(d)

Non-Exclusive.  Nothing in this Agreement shall be construed to restrict Provider from providing, or entering into other contracts or agreements to provide professional services to other parties, including, without limitation, providing professional services on behalf of other medical practices in the community that compete with Company; provided, however, that any such activities by Provider does not interfere with, or otherwise contravene, Provider obligations hereunder or under the Purchase Agreement.

2.

Company Obligations.

(a)

Consideration.  Company shall pay Provider for the Professional Services performed on the Patients, the consideration set forth on Schedule 2(a) which is attached hereto and incorporated herein by reference (the “Consideration”).  The Consideration shall be payable by Company to Provider on a monthly basis in arrears within ten (10) business days of a Company’s receipt of an e-mailed or other written invoice detailing the Professional Services rendered by Provider in the preceding month (the “Invoice”).  Any late payments shall accrue interest at the rate of one and one half percent (1½%) per month.  The parties believe that the consideration payable hereunder constitutes fair market value within the meaning of applicable health care laws, rules and regulations, and does not take into account the volume or value of referrals or business otherwise generated or which may be generated between the parties.

(b)

Exclusive Provider.  Company shall exclusively utilize Provider to perform the Professional Services for its Patients.

(c)

Billings.  Company shall have the exclusive right to globally bill for both the technical component and the professional component to all Patients.  All billings to Patients for the professional component of each Study performed by the Designated Physicians shall be automatically assigned to Company.

(d)

Imaging.  Company will, at its sole cost and expense, render the technical component of all diagnostic imaging services to its Patients at its facility, and provide diagnostic imaging films and other results to Provider for interpretation or provide Provider with the capability to read the images or results through teleradiology.

(e)

Licensure.  Company will at all times maintain in full force and effect all requires and appropriate healthcare and other licenses and certifications for the performance of its services to its Patients at its facility. This will include licensure of technicians, equipment and the facility.

(f)

Provider shall provide copies of license and liability insurance for each Designated Physician to the Company.

3.

Administration.

(a)

Nature of Relationship.  The parties to this Agreement are independent contractors serving in a professional capacity.  Nothing contained in this Agreement shall be interpreted as authorizing either party to control the means, manner and method by which the other party exercises medical judgment, skill and practice.  In the performance of Provider’s work and the duties and obligations placed upon Provider under this Agreement, it is mutually understood and agreed that Provider, its Designated Physicians and any Substitute Physicians are at all times acting and performing as independent contractors and have no contractual or agency relationship with Company.  This Agreement is not intended to create a principal-agent, join venture, partnership or other similar relationship between the parties.

(b)

Professional and Regulatory Standards.  Company, Provider, its Designated Physicians and any Substitute Physician shall operate at all times in compliance with all federal, state, and local laws, rules and regulations, and reasonable methods of practice and procedure accepted and approved by the parties in writing.

(c)

No Fringe Benefits.  The parties acknowledge that the Designated Physicians and any Substitute Physicians shall not be entitled to any Company fringe benefits whatsoever under this Agreement, including, without limitation, health insurance, disability insurance, life insurance, malpractice insurance, 401(k), reimbursement for CME expenses, medical license and medical staff membership fees, and dues for membership in societies and academies.  The Designated Physicians and any Substitute Physicians shall not be paid time for any vacation, holidays or sick days by Company.

(d)

Cooperation.  Company and Provider shall review and discuss as necessary the ongoing implementation of this Agreement, to ensure that the provisions of this Agreement are mutually respected and executed.  The parties shall use commercially reasonable efforts to cooperate with each other in assisting each other’s performance under this Agreement.

4.

Term and Termination.

(a)

Initial Term.  The term shall be for one (1) year, commencing on the Effective Date (the “Initial Term”).

(b)

Renewal Term.  Upon conclusion of the Initial Term, or any subsequent Renewal Term, this Agreement shall automatically renew for an additional term of one (1) year (each a “Renewal Term”) (the applicable Initial Term and any Renewal Term(s) may be referred to herein as the “Term”).

(c)

Termination After Initial Term by Either Party.  After the 1st anniversary of this Agreement, either party may cancel this Agreement with 30 days advance written notice of cancellation to the other party.

(d)

Termination by Provider.  Provider may terminate this Agreement immediately by written notice to Company upon the occurrence of any of the following events:

(i)

Company’s failure to pay any amount due hereunder if such non-payment continues in whole or in party for more than ten (10) days after written notice of non-payment to Company;

(ii)

failure of Company to maintain the insurance required pursuant to this Agreement and such failure continues for a period in excess of 30 days after Company's receipt of written notice of said failure from Provider;

(iii)

Company's exclusion from participation in any Government Payor or Private Payor program, or conviction, admission or imposition of penalties for any criminal or civil offense relating to the provision of health care;

(iv)

Company commits an act of fraud or unethical practice;

(v)

Company fails to promptly and adequately perform the material duties of Company under this Agreement and such failure continues for a period in excess of 30 days after Provider's written notice of said failure to Company;

(vi)

Company materially breaches any provision of this Agreement and such failure continues for a period in excess of 30 days after Provider's written notice of said failure to Company;

(vii)

the closure of Provider or cessation of its health care operations after 90 days advance written notice by Provider to Company; and

(viii)

the sale of Provider, or all or substantially all of Provider's assets after 90 days advance written notice by Provider to Company.

(e)

Termination by Company.  Company may terminate this Agreement immediately by written notice to Provider upon the occurrence of any of the following events:

(i)

the failure of Provider to maintain the insurance required pursuant to this Agreement and such failure continues for a period in excess of 30 days after Company’s written request for proof of insurance to Provider;

(ii)

the Designated Physician and/or any Substitute Physician commits an act of fraud or unethical practice;

(iii)

the Designated Physician and/or any Substitute Physician fails to promptly and adequately perform the material duties under this Agreement and such failure continues for a period in excess of 30 days after Company’s written notice of said failure to Provider; and

(v)

the Designated Physician and/or any Substitute Physician materially breaches any provision of this Agreement and such failure continues for a period in excess of 30 days after Company’s written notice of said failure to Provider;

(f)

No Limitation of Other Rights.  The exercise of the termination rights granted to either party hereunder shall not limit or affect any other rights or remedies of such party at equity or at law.

(g)

Rights Upon Termination; Survival of Provisions.  The termination of this Agreement shall not affect a party's right hereunder as they existed prior to termination.  If this Agreement is terminated for any reason, Company shall pay Provider any Consideration earned, but not paid to Provider prior to such termination.  All payment provisions shall survive the termination of this Agreement.  All medical records provisions, restrictive covenants and indemnity provisions shall survive the termination of this Agreement.

7.

Medical Records; Access.

(a)

Company Records; Access by Provider.  Company shall maintain all medical records of Company in accordance with all applicable state and federal statutes and regulations, and agrees that all such medical records shall be maintained for a period of not less than ten (10) years from each patient’s last date of service.  As between Company, Provider, and the Designated Physicians, all financial records, case histories, X-ray films, imaging studies (including Studies) and files of any type concerning patients of Company, or concerning patients consulted, interviewed, or treated and cared for by Provider and its Designated Physicians or any Substitute Physicians, including but not limited to, information regarding patient names, addresses, telephone numbers and payor type (the “Medical Records”) shall at all times belong to and remain the property of Company and Company shall be deemed the “records owner” under Florida law, notwithstanding the subsequent termination or expiration of this Agreement.  Provider shall be entitled to have reasonable access to copies of all reports, Medical Records, and supporting documents prepared during the Term of this Agreement in order to properly perform the Professional Services.  The right of access to records and reports shall survive the termination of this Agreement if needed for a dispute or a claim.  Notwithstanding the foregoing, neither Provider, nor the Designated Physicians or any Substitute Physician, shall, at any time, utilize any of the Medical Records or any information contained therein for personal use or benefit or for the use or benefit of any person or entity other than Company.

(b)

Governmental Agency Access.  Until the expiration of four (4) years after the furnishing of Professional Services under this Agreement, upon written request by the Secretary of the United States Department of Health and Human Services, the United States Comptroller General, or any of their duly authorized representatives, Provider and/or Company will make available the contracts, books, documents, and records necessary to verify the nature and extent of the costs of providing those services.  If either such party carries out any of the duties of this Agreement through a subcontract with a value of Ten Thousand Dollars ($10,000.00) or more over a twelve-month (12-month) period with a related individual or organization, such contracting party agrees to include in any such subcontract a clause permitting access by the Secretary, the Comptroller General, and their representatives to the related subcontractor’s books and records.  This Section 15(c) is included pursuant to and is governed by the requirements of 42 USC § 1395x(v)(1)(I) and the regulations 42 CFR §§ 420.300-420.304.  No attorney-client, accountant-client or other legal privilege will be deemed to have been waived by virtue of this Agreement.  In the event of a request for access, each such party agrees to notify the other party immediately, to inform the other party as to what response will be made to the request, and to provide the other party access to such books and records.  Notwithstanding any provision in this Agreement to the contrary, Provider and Company shall comply with lawful requests for access to records by federal, state or local government agencies, unless otherwise ordered by a court or administrative agency of competent jurisdiction.

8.

Professional Liability Insurance.

(a)

Provider.  During the Term, Provider shall, at Provider own expense, carry professional liability (malpractice) insurance in the minimum amount of Two Hundred Fifty Thousand Dollars ($250,000.00) for each claim and Seven Hundred Fifty Thousand Dollars ($750,000.00) in the annual aggregate for the policy year for the Designated Physicians. Such coverage shall include claims-made insurance coverage for Designated Physician and any for a period of four (4) years following the expiration or earlier termination of this Agreement or supply tail coverage for this period.  Insurance policies maintained by Provider hereunder shall apply on a primary basis.  Company shall not provide such insurance on behalf of Provider, its Designated Physician nor shall it be liable for the payment of any premiums on such insurance.  It shall be Provider responsibility to ensure that such coverage exists.  Company shall, upon request, be provided with evidence of such insurance and shall be notified immediately in the event the Designated Physician’s or any insurance coverage is less than the requirements of this Section 9(a).  Should Provider fail to provide Company with documentation confirming such professional liability insurance, Company may terminate the contract in accordance with Paragraph 7(d)(i).

(b)

Company.  During the Term, Company shall, at Company’s own expense, carry professional liability (malpractice) insurance in the minimum amount of will be $1,000,000 per occurrence and $3,000,000 in the aggregatetin the annual aggregate for the policy year, which coverage may be a combination of professional and entity liability coverage Such coverage shall include claims-made insurance coverage for Designated Physician and for a period of four (4) years following the expiration or earlier termination of this Agreement or supply tail coverage for this period.  Provider shall not provide such insurance coverage on behalf of Company nor shall it be liable for the payment of any premiums on such insurance. It shall be Company’s responsibility to ensure that such coverage exists.  Company shall provide Provider with evidence of such insurance at the reasonable request of Provider.  Provider shall be notified immediately in the event Company’s insurance coverage is less than the requirements of this section 9(b).  Should Company fail to provide Provider with documentation confirming such professional liability insurance, Provider may terminate the contract in accordance with Paragraph 7(c)(i).

9.

Indemnification.

(a)

Provider.  Except as otherwise covered by Provider’s and/or Designated Physician’s insurance, Provider hereby agrees to indemnify and save and hold harmless Company (including all of its physicians, agents, shareholders, officers and directors), from and against any and all claims, causes of action, demands, charges, judgments, loss, damages or costs (including reasonable attorneys’ fees) and other obligations and liabilities whatsoever which may arise, directly or indirectly, as a result of, or in connection with, Provider’s and its Designated Physician’s performance, non-performance, or material breach of any provision of this Agreement, or of Provider’s and/or its Designated Physician’s duties or obligations under this Agreement or as a result of Provider’s and/or its Designated Physician’s actual or alleged negligence, malpractice, improper or fraudulent billing, wrongful acts or omissions in performing the requirements of this Agreement.

(b)

Company.  Except as otherwise covered by Company’s insurance, Company hereby agrees to indemnify and save and hold harmless Provider (including all of its physicians, agents, shareholders, officers and directors) from and against any and all claims, causes of action, demands, charges, judgments, loss, damages or costs (including reasonable attorneys’ fees) and other obligations and liabilities whatsoever which may arise, directly or indirectly, as a result of, or in connection with, Company’s performance, non-performance, or material breach of any provision of this Agreement, or of Company’s duties or obligations under this Agreement or as a result of Company’s actual or alleged negligence, malpractice, improper or fraudulent billing, wrongful acts or omissions in performing the requirements of this Agreement.

10.

Restrictive Covenants.  For purposes of this Section, the term “Provider” shall include the Provider's Designated Physician and any Substitute Physicians:

(a)

Confidential Information.  Provider agrees to keep in strict secrecy and confidence, both during and after the Term, any and all information relating, directly or indirectly, to Company, its business, or its Patients, Provider assimilates or to which Provider has access during its engagement by Company and which has not been publicly disclosed and is not a matter of common knowledge in the fields of work of Company (collectively, “Confidential Information”).  The parties agree that the term Confidential Information does not include information that Provider can demonstrate:  (i) was in Provider’s possession prior to its being furnished to such party under the terms of this Agreement, provided the source of that information was not known by Provider to be bound by a confidentiality agreement with, or other continual, legal or fiduciary obligation of confidentiality to, Company; (ii) is now, or hereafter becomes, through no act or failure to act on the part of Provider, generally known to the public; or (iii) is rightfully obtained by Provider from a third party, without breach of any obligation to Company.  Provider agrees that both during and after the Term, Provider shall not, without prior written consent of Company, disclose any such Confidential Information to any third party unless required to do so by law.

(b)

Access to Confidential Information.  Notwithstanding the forgoing, each party shall have access to, and may, at such party’s sole expense, make copies of the Confidential Information of the other party to the extent such Confidential Information is required pursuant to a valid subpoena, court order or other compulsory legal process, is otherwise necessary for the defense of any private or governmental action brought against the party, or is requested pursuant to an audit of the Transcription Expenses.

(c)

Company Personnel and Providers.  During the Term, and for a period of two (2) calendar years thereafter, the Designated Physician’s shall not, for the benefit or on behalf of another, recruit, employ, contract, or procure the services of any Company employee or provider without Company’s prior written consent.

(d).

Specific Performance.  Provider hereby acknowledges and agrees that any violation by it of any provision of Section shall cause Company irreparable harm and damage, and Provider further acknowledges and agrees that damages at law shall be an insufficient remedy to Company if Provider violates the terms of Section.  Accordingly it is agreed that Company shall be entitled, upon application to a court of competent jurisdiction, to obtain injunctive relief to enforce the provisions of such sections, which injunctive relief shall be in addition to any other rights or remedies available to Company.  In any action or proceeding by Company to obtain a temporary restraining order and/or preliminary injunction, Provider hereby agrees to waive the necessity of Company’s posting an injunction bond in order to obtain the temporary restraining order and/or preliminary injunction.

11.

Compliance with Other Agreements.

(a)

Provider represents and warrants that the execution of this Agreement by Provider and performance by Provider and its Designated Physicians will not conflict with or result in a breach of any agreement binding on Provider or a Designated Physician.

(b)

Company represents and warrants that the execution of this Agreement by Company and Company’s performance will not conflict with or result in a breach of any agreement binding on Company.

12.

General Provisions.

(a)

Defined Terms.  The defined terms used in this Agreement shall have the meanings specified below or in the Section in which they first appear.

"Affiliate" means of a Person means any other Person that directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with such Person, where “control” (including the terms “controlled,” “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct, as trustee, executor or otherwise, or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract, agreement or otherwise.

"Designated Physician" shall mean a radiologist employed or otherwise engaged by one or more of the imaging centers of Provider or its Affiliate whose licensing and insurance information has been provided to the Company.

“Government” means any federal, state, local or foreign government or any court of competent jurisdiction, administrative agency, regulatory body, commission or other governmental authority or instrumentality, domestic or foreign.

"Government Payor" shall mean any Government agency or entity which is not a party to this Agreement, but is contractually, or otherwise, obligated to pay for the services provided to a Patient.

"Modality Study" shall mean the performance of the professional component of a diagnostic imaging study.

"Patient" shall mean any outpatient of Company.

“Person” means an individual, corporation, partnership, limited liability company, firm, joint venture, association, joint stock company, trust, unincorporated organization or other entity, or any Government agency or entity or quasi-Government body or regulatory authority.

"Private Payor" shall mean any individual, insurance company, health maintenance organization, or any other non-Government Payor which is not a party to this Agreement, but is contractually, or otherwise, obligated to pay for the services provided to a Patient.

"Professional Services" shall mean the performance of the professional componsent of a Study as further described in Section 1.

"Study" shall mean an MRI study, CT study, PET study, X-Ray study, Ultrasound study, or other modality study performed without or with contrast, and if with contrast, intravenous or intraarticular or X-Ray Primary Study or Overread Study, as applicable.

"

"Term" shall mean the term of this Agreement as defined in Section 4 hereof.

"Transcription" shall mean transcription services rendered by Provider's third party transcription service provider, MedScript, for the documentation of the professional component of a Study.

(b)

Background.  The Background set forth in the beginning of this Agreement is true and correct and incorporated herein by this reference.

(c)

Patient Referrals.  Nothing contained in this Agreement shall require or authorize Provider, the Designated Physician’s and/or any Substitute Physicians to admit Patients to Company or otherwise to utilize Company as a precondition to receiving the benefits set forth herein.

(d)

Change in Law.  In the event any changes in state or federal reimbursement laws or regulations, or Government Payor or Private Payor payment schedules occur during the term of this Agreement which materially affect either Provider or Company, such affected party may request renegotiation of the applicable terms of this Agreement by written notice to the other party.  If no new agreement is reached within forty-five (45) days of receipt of such notice, then either party may terminate this Agreement upon an additional sixty (60) days’ written notice.  Provider and Company further agree that in the event that legislation is enacted or a regulation is promulgated or a judicial or administrative decision is rendered that affects, or may affect, the legality of this Agreement or adversely affect the ability of either such party to perform its obligations or receive the benefits intended hereunder, then, within ten (10) days following notice by either such party of such event, each such party will negotiate in good faith a substitute agreement to this Agreement which will carry out the original intention of such parties to the extent possible in light of such legislation, regulation, or decision.

(e)

Notices.  All notices and other writings required or permitted to be given under the terms of this Agreement shall be hand delivered or mailed, postage prepaid by certified or registered mail, return receipt requested, to the parties, as follows:

To Provider

:

Provider Imaging Holdings LLC

Attn:  Richard Goldberg, M.D.

600 N Cattleman Road, Suite 100

Sarasota, Florida 34232

With a copy to:

Burgess, Harrell, Mancuso,

Colton & La Porta, P.A.

Attn: Donald Harrell, Esquire

1776 Ringling Boulevard

Sarasota, Florida 34236

To Company at:

Medical Imaging Corp.

Attn: Mitchell Geisler

#603-157 Adelaide St West

Toronto, ON, Canada

M5H 4E7

With a copy to:

Gelnbock Eiseman Assor Bell & Peskoe

Attn: Carl Van Demark, Esq

437 Madison Ave

New York, NY 10022

or to such addresses as the parties may hereafter designate in writing.

(f)

Successors and Assigns.  Except as provided otherwise in this Agreement, no party may assign a right or delegate a duty under this Agreement without the written consent of the other party.  All provisions of this Agreement are binding upon, inure to the benefit of and are enforceable by or against the parties and their respective heirs, executors, administrators or other legal representatives and permitted successors and assigns.

(q)

Third-Party Beneficiary.  This Agreement is solely for the benefit of the parties and their respective successors and permitted assigns, and no other person has any right, benefit, priority or interest under or because of the existence of this Agreement.

(h)

Entire Agreement.  This Agreement, together with any schedules, exhibits, appendices, and other attachments hereto, all of which are hereby incorporated by reference and made a part of this Agreement, constitutes the entire agreement between the parties, and supersedes all proposals, oral and written, and all other communications between the parties in relation to the subject matter of this Agreement.  The parties hereto agree that no warranties, inducements or representations exist except as stated herein.

(i)

Amendments.  Amendments may be made to this Agreement only upon the mutual consent and approval in writing by the parties.

(j)

No Waiver.  No waiver of a breach of any provision of this Agreement shall be construed to be a waiver of any breach of any other provision.  No delay in acting with regard to any breach of any provision of this Agreement shall be construed to be a waiver of such breach.  Every right and remedy of each of the parties shall be cumulative and any party, in its sole discretion, may exercise any and all rights or remedies stated in this Agreement or otherwise available at law or in equity.

(k)

Severability.  Each and every provision, section, subsection, paragraph, and clause herein shall be separable from each and every other part hereof so that the invalidity of any part hereof shall not affect the validity of the remainder.

(l)

Attorneys’ Fees and Costs.  In any disputes arising out of, or in connection with, this Agreement, the prevailing party shall be entitled to recover all court costs and attorneys’ fees, including such costs and expenses incurred at all levels of litigation, whether before or at trial, or on appeal.

(m)

Venue; Jurisdiction.  The parties agree that exclusive venue shall be in the courts of Manatee County or Sarasota County, Florida for all disputes arising out of this Agreement.  The parties each hereby consent to the jurisdiction of such courts, agree to accept service of process by mail, and hereby waive any jurisdictional or venue defenses otherwise available to them.

(n)

Governing Law; Venue; Jurisdiction.  This Agreement shall be governed by and controlled by the laws of the State of Florida.

(o)

No Interpretation Against Draftsmen.  This Agreement shall not be interpreted against or more strictly against a draftsman merely because of such party's role in drafting this Agreement.

(p)

Headings.  Headings contained in this Agreement have been inserted herein only as a matter of convenience and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provision hereof.

(q)

Number and Gender.  All pronouns and all variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person or persons or entity may require.

(r)

Authority.  Each party represents that the party has the requisite authority to execute this Agreement.

(s)

Counterparts; Electronic Signature.  This Agreement may be executed in any number of counterparts, all of which taken together shall constitute a single Agreement.  A facsimile, e-mail, PDF or other electr4onic image of a signature shall be deemed an original signature for all purposes.

[Signature Page Follows]

In Witness Whereof, the parties hereto executed this Agreement as of the date first above written.

Provider:

Partners Imaging Holdings LLC
A Florida Limited Liability Company

By: ______________________________
Richard Goldberg, M.D., Managing Member

Company:

Partners Imaging Center of Charlotte**, LLC**
A Florida limited liability company
By: Medical Imaging Corp.
A Nevada corporation
As Sole Managing Member

By: ______________________________
Mitchell Geisler, CEO

- 13 -

Schedule 2(a)

Consideration

The Consideration for the performance of the Professional Services for a Patient shall be as follows:

Seventy-Five Dollars ($75.00) for each MRI Study – whether with or without contrast material (intravenous or intraarticular)

Fifty-Five Dollars ($55.00) for each CT Study - whether with or without contrast material (intravenous or intraarticular)

Ninety-Five Dollars ($95.00) for each PET Study

Thirty-Five Dollars ($35.00) for each Ultrasound Study

Thirteen Dollars ($13.00) for each X-Ray Study.

Professional Services Agreement

This Professional Services Agreement (this “Agreement”) is entered into on October 31, 2014 effective November 1, 2014 (the “Effective Date”), by and between Partners Imaging Center of  Naples, LLC, a Florida limited liability company (“Company”); and Partners Imaging Holdings LLC a Florida Limited Liability Company (“Provider”); (each of Company and Provider may be referred to as a “party”).

Background:

This Agreement is made pursuant to the Purchase Agreement (the "Purchase Agreement") dated August 28, 2014 between Medical Imaging Corp. (as "Purchaser"), and Partners Imaging Holdings LLC (as "Seller"), Partners Imaging Center of Venice, LLC, Partners Imaging Center of Charlotte, LLC, Partners Imaging Center of Naples, LLC, Richard M. Goldberg (a "Principal"), and Roman Rozin (a "Principal"), under which Seller sold the interests in each Company to Purchaser (the "Transactions").

The parties desire to engage Provider to provide radiology reading services for patients of Company in accordance with this Agreement.

Now Therefore, in consideration of the mutual covenants, promises and agreements hereinafter set forth, the parties hereto agree as follows:

1.

Engagement of Provider.  Company hereby engages Provider as the exclusive provider of the Professional Services herein described to the Patients of Company in accordance with this Agreement.

2.

Provider Obligations.

(a)

Professional Services.  Provider shall provide the Professional Services through the Designated Physicians of Provider and its Affiliates.  Provider shall provide the Professional Services via tele-radiology and shall not be required to be on-site at Company’s office or facility. Company shall transmit each Study for Professional Services through Company's PACS system.  Provider shall be responsible for the timely interpretation and dictation of each Study provided to Provider by Company.  Provider shall use commercially reasonable best efforts to cause each Study to be interpreted and dictated by the Provider within twenty-four (24) hours of the business day of receipt of such Study.  A Study received on a Friday shall be interpreted and dictated by the following Monday (or the next business day in the event of a legal holiday).  Provider and/or the interpreting Designated Physicians or Substitute Physicians shall use best efforts to notify Company immediately upon: (i) an interpretation of any Study that reveals an immediate, life-threatening condition, (ii) an interpretation of any Study that reveals an unanticipated significant condition, (iii) a request by Company for a “STAT” report, or (iv) an interpretation of any Study that the Designated Physicians or Substitute Physicians, by clinical judgment, deems medically significant. In the event of a STAT call, Provider will use commercially reasonable best efforts to dictate a report within 2 hours of being notified of a STAT call.

(b)

Licensing; Medical Standards.  During the Term, the Designated Physicians shall be duly licensed and qualified to practice medicine in the State of Florida, and shall also maintain board certification in radiology.  All Professional Services provided by the Designated Physicians shall be in accordance with the laws of the State of Florida, the applicable standard of care in the community, and the principles of medical ethics of the American Medical Association and the American College of Radiology.

(c)

Availability.  Provider shall make its Designated Physicians available to perform Professional Services on Monday through Friday between the hours of 8:00am – 5:00pm of each week during the Term, except as otherwise mutually agreed by the parties.

(d)

Non-Exclusive.  Nothing in this Agreement shall be construed to restrict Provider from providing, or entering into other contracts or agreements to provide professional services to other parties, including, without limitation, providing professional services on behalf of other medical practices in the community that compete with Company; provided, however, that any such activities by Provider does not interfere with, or otherwise contravene, Provider obligations hereunder or under the Purchase Agreement.

2.

Company Obligations.

(a)

Consideration.  Company shall pay Provider for the Professional Services performed on the Patients, the consideration set forth on Schedule 2(a) which is attached hereto and incorporated herein by reference (the “Consideration”).  The Consideration shall be payable by Company to Provider on a monthly basis in arrears within ten (10) business days of a Company’s receipt of an e-mailed or other written invoice detailing the Professional Services rendered by Provider in the preceding month (the “Invoice”).  Any late payments shall accrue interest at the rate of one and one half percent (1½%) per month.  The parties believe that the consideration payable hereunder constitutes fair market value within the meaning of applicable health care laws, rules and regulations, and does not take into account the volume or value of referrals or business otherwise generated or which may be generated between the parties.

(b)

Exclusive Provider.  Company shall exclusively utilize Provider to perform the Professional Services for its Patients.

(c)

Billings.  Company shall have the exclusive right to globally bill for both the technical component and the professional component to all Patients.  All billings to Patients for the professional component of each Study performed by the Designated Physicians shall be automatically assigned to Company.

(d)

Imaging.  Company will, at its sole cost and expense, render the technical component of all diagnostic imaging services to its Patients at its facility, and provide diagnostic imaging films and other results to Provider for interpretation or provide Provider with the capability to read the images or results through teleradiology.

(e)

Licensure.  Company will at all times maintain in full force and effect all requires and appropriate healthcare and other licenses and certifications for the performance of its services to its Patients at its facility. This will include licensure of technicians, equipment and the facility.

(f)

Provider shall provide copies of license and liability insurance for each Designated Physician to the Company.

3.

Administration.

(a)

Nature of Relationship.  The parties to this Agreement are independent contractors serving in a professional capacity.  Nothing contained in this Agreement shall be interpreted as authorizing either party to control the means, manner and method by which the other party exercises medical judgment, skill and practice.  In the performance of Provider’s work and the duties and obligations placed upon Provider under this Agreement, it is mutually understood and agreed that Provider, its Designated Physicians and any Substitute Physicians are at all times acting and performing as independent contractors and have no contractual or agency relationship with Company.  This Agreement is not intended to create a principal-agent, join venture, partnership or other similar relationship between the parties.

(b)

Professional and Regulatory Standards.  Company, Provider, its Designated Physicians and any Substitute Physician shall operate at all times in compliance with all federal, state, and local laws, rules and regulations, and reasonable methods of practice and procedure accepted and approved by the parties in writing.

(c)

No Fringe Benefits.  The parties acknowledge that the Designated Physicians and any Substitute Physicians shall not be entitled to any Company fringe benefits whatsoever under this Agreement, including, without limitation, health insurance, disability insurance, life insurance, malpractice insurance, 401(k), reimbursement for CME expenses, medical license and medical staff membership fees, and dues for membership in societies and academies.  The Designated Physicians and any Substitute Physicians shall not be paid time for any vacation, holidays or sick days by Company.

(d)

Cooperation.  Company and Provider shall review and discuss as necessary the ongoing implementation of this Agreement, to ensure that the provisions of this Agreement are mutually respected and executed.  The parties shall use commercially reasonable efforts to cooperate with each other in assisting each other’s performance under this Agreement.

4.

Term and Termination.

(a)

Initial Term.  The term shall be for one (1) year, commencing on the Effective Date (the “Initial Term”).

(b)

Renewal Term.  Upon conclusion of the Initial Term, or any subsequent Renewal Term, this Agreement shall automatically renew for an additional term of one (1) year (each a “Renewal Term”) (the applicable Initial Term and any Renewal Term(s) may be referred to herein as the “Term”).

(c)

Termination After Initial Term by Either Party.  After the 1st anniversary of this Agreement, either party may cancel this Agreement with 30 days advance written notice of cancellation to the other party.

(d)

Termination by Provider.  Provider may terminate this Agreement immediately by written notice to Company upon the occurrence of any of the following events:

(i)

Company’s failure to pay any amount due hereunder if such non-payment continues in whole or in party for more than ten (10) days after written notice of non-payment to Company;

(ii)

failure of Company to maintain the insurance required pursuant to this Agreement and such failure continues for a period in excess of 30 days after Company's receipt of written notice of said failure from Provider;

(iii)

Company's exclusion from participation in any Government Payor or Private Payor program, or conviction, admission or imposition of penalties for any criminal or civil offense relating to the provision of health care;

(iv)

Company commits an act of fraud or unethical practice;

(v)

Company fails to promptly and adequately perform the material duties of Company under this Agreement and such failure continues for a period in excess of 30 days after Provider's written notice of said failure to Company;

(vi)

Company materially breaches any provision of this Agreement and such failure continues for a period in excess of 30 days after Provider's written notice of said failure to Company;

(vii)

the closure of Provider or cessation of its health care operations after 90 days advance written notice by Provider to Company; and

(viii)

the sale of Provider, or all or substantially all of Provider's assets after 90 days advance written notice by Provider to Company.

(e)

Termination by Company.  Company may terminate this Agreement immediately by written notice to Provider upon the occurrence of any of the following events:

(i)

the failure of Provider to maintain the insurance required pursuant to this Agreement and such failure continues for a period in excess of 30 days after Company’s written request for proof of insurance to Provider;

(ii)

the Designated Physician and/or any Substitute Physician commits an act of fraud or unethical practice;

(iii)

the Designated Physician and/or any Substitute Physician fails to promptly and adequately perform the material duties under this Agreement and such failure continues for a period in excess of 30 days after Company’s written notice of said failure to Provider; and

(v)

the Designated Physician and/or any Substitute Physician materially breaches any provision of this Agreement and such failure continues for a period in excess of 30 days after Company’s written notice of said failure to Provider;

(f)

No Limitation of Other Rights.  The exercise of the termination rights granted to either party hereunder shall not limit or affect any other rights or remedies of such party at equity or at law.

(g)

Rights Upon Termination; Survival of Provisions.  The termination of this Agreement shall not affect a party's right hereunder as they existed prior to termination.  If this Agreement is terminated for any reason, Company shall pay Provider any Consideration earned, but not paid to Provider prior to such termination.  All payment provisions shall survive the termination of this Agreement.  All medical records provisions, restrictive covenants and indemnity provisions shall survive the termination of this Agreement.

7.

Medical Records; Access.

(a)

Company Records; Access by Provider.  Company shall maintain all medical records of Company in accordance with all applicable state and federal statutes and regulations, and agrees that all such medical records shall be maintained for a period of not less than ten (10) years from each patient’s last date of service.  As between Company, Provider, and the Designated Physicians, all financial records, case histories, X-ray films, imaging studies (including Studies) and files of any type concerning patients of Company, or concerning patients consulted, interviewed, or treated and cared for by Provider and its Designated Physicians or any Substitute Physicians, including but not limited to, information regarding patient names, addresses, telephone numbers and payor type (the “Medical Records”) shall at all times belong to and remain the property of Company and Company shall be deemed the “records owner” under Florida law, notwithstanding the subsequent termination or expiration of this Agreement.  Provider shall be entitled to have reasonable access to copies of all reports, Medical Records, and supporting documents prepared during the Term of this Agreement in order to properly perform the Professional Services.  The right of access to records and reports shall survive the termination of this Agreement if needed for a dispute or a claim.  Notwithstanding the foregoing, neither Provider, nor the Designated Physicians or any Substitute Physician, shall, at any time, utilize any of the Medical Records or any information contained therein for personal use or benefit or for the use or benefit of any person or entity other than Company.

(b)

Governmental Agency Access.  Until the expiration of four (4) years after the furnishing of Professional Services under this Agreement, upon written request by the Secretary of the United States Department of Health and Human Services, the United States Comptroller General, or any of their duly authorized representatives, Provider and/or Company will make available the contracts, books, documents, and records necessary to verify the nature and extent of the costs of providing those services.  If either such party carries out any of the duties of this Agreement through a subcontract with a value of Ten Thousand Dollars ($10,000.00) or more over a twelve-month (12-month) period with a related individual or organization, such contracting party agrees to include in any such subcontract a clause permitting access by the Secretary, the Comptroller General, and their representatives to the related subcontractor’s books and records.  This Section 15(c) is included pursuant to and is governed by the requirements of 42 USC § 1395x(v)(1)(I) and the regulations 42 CFR §§ 420.300-420.304.  No attorney-client, accountant-client or other legal privilege will be deemed to have been waived by virtue of this Agreement.  In the event of a request for access, each such party agrees to notify the other party immediately, to inform the other party as to what response will be made to the request, and to provide the other party access to such books and records.  Notwithstanding any provision in this Agreement to the contrary, Provider and Company shall comply with lawful requests for access to records by federal, state or local government agencies, unless otherwise ordered by a court or administrative agency of competent jurisdiction.

8.

Professional Liability Insurance.

(a)

Provider.  During the Term, Provider shall, at Provider own expense, carry professional liability (malpractice) insurance in the minimum amount of Two Hundred Fifty Thousand Dollars ($250,000.00) for each claim and Seven Hundred Fifty Thousand Dollars ($750,000.00) in the annual aggregate for the policy year for the Designated Physicians. Such coverage shall include claims-made insurance coverage for Designated Physician and any for a period of four (4) years following the expiration or earlier termination of this Agreement or supply tail coverage for this period.  Insurance policies maintained by Provider hereunder shall apply on a primary basis.  Company shall not provide such insurance on behalf of Provider, its Designated Physician nor shall it be liable for the payment of any premiums on such insurance.  It shall be Provider responsibility to ensure that such coverage exists.  Company shall, upon request, be provided with evidence of such insurance and shall be notified immediately in the event the Designated Physician’s or any insurance coverage is less than the requirements of this Section 9(a).  Should Provider fail to provide Company with documentation confirming such professional liability insurance, Company may terminate the contract in accordance with Paragraph 7(d)(i).

(b)

Company.  During the Term, Company shall, at Company’s own expense, carry professional liability (malpractice) insurance in the minimum amount of will be $1,000,000 per occurrence and $3,000,000 in the aggregatetin the annual aggregate for the policy year, which coverage may be a combination of professional and entity liability coverage Such coverage shall include claims-made insurance coverage for Designated Physician and for a period of four (4) years following the expiration or earlier termination of this Agreement or supply tail coverage for this period.  Provider shall not provide such insurance coverage on behalf of Company nor shall it be liable for the payment of any premiums on such insurance. It shall be Company’s responsibility to ensure that such coverage exists.  Company shall provide Provider with evidence of such insurance at the reasonable request of Provider.  Provider shall be notified immediately in the event Company’s insurance coverage is less than the requirements of this section 9(b).  Should Company fail to provide Provider with documentation confirming such professional liability insurance, Provider may terminate the contract in accordance with Paragraph 7(c)(i).

9.

Indemnification.

(a)

Provider.  Except as otherwise covered by Provider’s and/or Designated Physician’s insurance, Provider hereby agrees to indemnify and save and hold harmless Company (including all of its physicians, agents, shareholders, officers and directors), from and against any and all claims, causes of action, demands, charges, judgments, loss, damages or costs (including reasonable attorneys’ fees) and other obligations and liabilities whatsoever which may arise, directly or indirectly, as a result of, or in connection with, Provider’s and its Designated Physician’s performance, non-performance, or material breach of any provision of this Agreement, or of Provider’s and/or its Designated Physician’s duties or obligations under this Agreement or as a result of Provider’s and/or its Designated Physician’s actual or alleged negligence, malpractice, improper or fraudulent billing, wrongful acts or omissions in performing the requirements of this Agreement.

(b)

Company.  Except as otherwise covered by Company’s insurance, Company hereby agrees to indemnify and save and hold harmless Provider (including all of its physicians, agents, shareholders, officers and directors) from and against any and all claims, causes of action, demands, charges, judgments, loss, damages or costs (including reasonable attorneys’ fees) and other obligations and liabilities whatsoever which may arise, directly or indirectly, as a result of, or in connection with, Company’s performance, non-performance, or material breach of any provision of this Agreement, or of Company’s duties or obligations under this Agreement or as a result of Company’s actual or alleged negligence, malpractice, improper or fraudulent billing, wrongful acts or omissions in performing the requirements of this Agreement.

10.

Restrictive Covenants.  For purposes of this Section, the term “Provider” shall include the Provider's Designated Physician and any Substitute Physicians:

(a)

Confidential Information.  Provider agrees to keep in strict secrecy and confidence, both during and after the Term, any and all information relating, directly or indirectly, to Company, its business, or its Patients, Provider assimilates or to which Provider has access during its engagement by Company and which has not been publicly disclosed and is not a matter of common knowledge in the fields of work of Company (collectively, “Confidential Information”).  The parties agree that the term Confidential Information does not include information that Provider can demonstrate:  (i) was in Provider’s possession prior to its being furnished to such party under the terms of this Agreement, provided the source of that information was not known by Provider to be bound by a confidentiality agreement with, or other continual, legal or fiduciary obligation of confidentiality to, Company; (ii) is now, or hereafter becomes, through no act or failure to act on the part of Provider, generally known to the public; or (iii) is rightfully obtained by Provider from a third party, without breach of any obligation to Company.  Provider agrees that both during and after the Term, Provider shall not, without prior written consent of Company, disclose any such Confidential Information to any third party unless required to do so by law.

(b)

Access to Confidential Information.  Notwithstanding the forgoing, each party shall have access to, and may, at such party’s sole expense, make copies of the Confidential Information of the other party to the extent such Confidential Information is required pursuant to a valid subpoena, court order or other compulsory legal process, is otherwise necessary for the defense of any private or governmental action brought against the party, or is requested pursuant to an audit of the Transcription Expenses.

(c)

Company Personnel and Providers.  During the Term, and for a period of two (2) calendar years thereafter, the Designated Physician’s shall not, for the benefit or on behalf of another, recruit, employ, contract, or procure the services of any Company employee or provider without Company’s prior written consent.

(d).

Specific Performance.  Provider hereby acknowledges and agrees that any violation by it of any provision of Section shall cause Company irreparable harm and damage, and Provider further acknowledges and agrees that damages at law shall be an insufficient remedy to Company if Provider violates the terms of Section.  Accordingly it is agreed that Company shall be entitled, upon application to a court of competent jurisdiction, to obtain injunctive relief to enforce the provisions of such sections, which injunctive relief shall be in addition to any other rights or remedies available to Company.  In any action or proceeding by Company to obtain a temporary restraining order and/or preliminary injunction, Provider hereby agrees to waive the necessity of Company’s posting an injunction bond in order to obtain the temporary restraining order and/or preliminary injunction.

11.

Compliance with Other Agreements.

(a)

Provider represents and warrants that the execution of this Agreement by Provider and performance by Provider and its Designated Physicians will not conflict with or result in a breach of any agreement binding on Provider or a Designated Physician.

(b)

Company represents and warrants that the execution of this Agreement by Company and Company’s performance will not conflict with or result in a breach of any agreement binding on Company.

12.

General Provisions.

(a)

Defined Terms.  The defined terms used in this Agreement shall have the meanings specified below or in the Section in which they first appear.

"Affiliate" means of a Person means any other Person that directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with such Person, where “control” (including the terms “controlled,” “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct, as trustee, executor or otherwise, or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract, agreement or otherwise.

"Designated Physician" shall mean a radiologist employed or otherwise engaged by one or more of the imaging centers of Provider or its Affiliate whose licensing and insurance information has been provided to the Company.

“Government” means any federal, state, local or foreign government or any court of competent jurisdiction, administrative agency, regulatory body, commission or other governmental authority or instrumentality, domestic or foreign.

"Government Payor" shall mean any Government agency or entity which is not a party to this Agreement, but is contractually, or otherwise, obligated to pay for the services provided to a Patient.

"Modality Study" shall mean the performance of the professional component of a diagnostic imaging study.

"Patient" shall mean any outpatient of Company.

“Person” means an individual, corporation, partnership, limited liability company, firm, joint venture, association, joint stock company, trust, unincorporated organization or other entity, or any Government agency or entity or quasi-Government body or regulatory authority.

"Private Payor" shall mean any individual, insurance company, health maintenance organization, or any other non-Government Payor which is not a party to this Agreement, but is contractually, or otherwise, obligated to pay for the services provided to a Patient.

"Professional Services" shall mean the performance of the professional componsent of a Study as further described in Section 1.

"Study" shall mean an MRI study, CT study, PET study, X-Ray study, Ultrasound study, or other modality study performed without or with contrast, and if with contrast, intravenous or intraarticular or X-Ray Primary Study or Overread Study, as applicable.

"

"Term" shall mean the term of this Agreement as defined in Section 4 hereof.

"Transcription" shall mean transcription services rendered by Provider's third party transcription service provider, MedScript, for the documentation of the professional component of a Study.

(b)

Background.  The Background set forth in the beginning of this Agreement is true and correct and incorporated herein by this reference.

(c)

Patient Referrals.  Nothing contained in this Agreement shall require or authorize Provider, the Designated Physician’s and/or any Substitute Physicians to admit Patients to Company or otherwise to utilize Company as a precondition to receiving the benefits set forth herein.

(d)

Change in Law.  In the event any changes in state or federal reimbursement laws or regulations, or Government Payor or Private Payor payment schedules occur during the term of this Agreement which materially affect either Provider or Company, such affected party may request renegotiation of the applicable terms of this Agreement by written notice to the other party.  If no new agreement is reached within forty-five (45) days of receipt of such notice, then either party may terminate this Agreement upon an additional sixty (60) days’ written notice.  Provider and Company further agree that in the event that legislation is enacted or a regulation is promulgated or a judicial or administrative decision is rendered that affects, or may affect, the legality of this Agreement or adversely affect the ability of either such party to perform its obligations or receive the benefits intended hereunder, then, within ten (10) days following notice by either such party of such event, each such party will negotiate in good faith a substitute agreement to this Agreement which will carry out the original intention of such parties to the extent possible in light of such legislation, regulation, or decision.

(e)

Notices.  All notices and other writings required or permitted to be given under the terms of this Agreement shall be hand delivered or mailed, postage prepaid by certified or registered mail, return receipt requested, to the parties, as follows:

To Provider

:

Provider Imaging Holdings LLC

Attn:  Richard Goldberg, M.D.

600 N Cattleman Road, Suite 100

Sarasota, Florida 34232

With a copy to:

Burgess, Harrell, Mancuso,

Colton & La Porta, P.A.

Attn: Donald Harrell, Esquire

1776 Ringling Boulevard

Sarasota, Florida 34236

To Company at:

Medical Imaging Corp.

Attn: Mitchell Geisler

#603-157 Adelaide St West

Toronto, ON, Canada

M5H 4E7

With a copy to:

Gelnbock Eiseman Assor Bell & Peskoe

Attn: Carl Van Demark, Esq

437 Madison Ave

New York, NY 10022

or to such addresses as the parties may hereafter designate in writing.

(f)

Successors and Assigns.  Except as provided otherwise in this Agreement, no party may assign a right or delegate a duty under this Agreement without the written consent of the other party.  All provisions of this Agreement are binding upon, inure to the benefit of and are enforceable by or against the parties and their respective heirs, executors, administrators or other legal representatives and permitted successors and assigns.

(q)

Third-Party Beneficiary.  This Agreement is solely for the benefit of the parties and their respective successors and permitted assigns, and no other person has any right, benefit, priority or interest under or because of the existence of this Agreement.

(h)

Entire Agreement.  This Agreement, together with any schedules, exhibits, appendices, and other attachments hereto, all of which are hereby incorporated by reference and made a part of this Agreement, constitutes the entire agreement between the parties, and supersedes all proposals, oral and written, and all other communications between the parties in relation to the subject matter of this Agreement.  The parties hereto agree that no warranties, inducements or representations exist except as stated herein.

(i)

Amendments.  Amendments may be made to this Agreement only upon the mutual consent and approval in writing by the parties.

(j)

No Waiver.  No waiver of a breach of any provision of this Agreement shall be construed to be a waiver of any breach of any other provision.  No delay in acting with regard to any breach of any provision of this Agreement shall be construed to be a waiver of such breach.  Every right and remedy of each of the parties shall be cumulative and any party, in its sole discretion, may exercise any and all rights or remedies stated in this Agreement or otherwise available at law or in equity.

(k)

Severability.  Each and every provision, section, subsection, paragraph, and clause herein shall be separable from each and every other part hereof so that the invalidity of any part hereof shall not affect the validity of the remainder.

(l)

Attorneys’ Fees and Costs.  In any disputes arising out of, or in connection with, this Agreement, the prevailing party shall be entitled to recover all court costs and attorneys’ fees, including such costs and expenses incurred at all levels of litigation, whether before or at trial, or on appeal.

(m)

Venue; Jurisdiction.  The parties agree that exclusive venue shall be in the courts of Manatee County or Sarasota County, Florida for all disputes arising out of this Agreement.  The parties each hereby consent to the jurisdiction of such courts, agree to accept service of process by mail, and hereby waive any jurisdictional or venue defenses otherwise available to them.

(n)

Governing Law; Venue; Jurisdiction.  This Agreement shall be governed by and controlled by the laws of the State of Florida.

(o)

No Interpretation Against Draftsmen.  This Agreement shall not be interpreted against or more strictly against a draftsman merely because of such party's role in drafting this Agreement.

(p)

Headings.  Headings contained in this Agreement have been inserted herein only as a matter of convenience and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provision hereof.

(q)

Number and Gender.  All pronouns and all variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person or persons or entity may require.

(r)

Authority.  Each party represents that the party has the requisite authority to execute this Agreement.

(s)

Counterparts; Electronic Signature.  This Agreement may be executed in any number of counterparts, all of which taken together shall constitute a single Agreement.  A facsimile, e-mail, PDF or other electr4onic image of a signature shall be deemed an original signature for all purposes.

[Signature Page Follows]

In Witness Whereof, the parties hereto executed this Agreement as of the date first above written.

Provider:

Partners Imaging Holdings LLC
A Florida Limited Liability Company

By: ______________________
Richard Goldberg, M.D., Managing Member

Company:

Partners Imaging Center of Naples **, LLC**
A Florida limited liability company
By: Medical Imaging Corp.
A Nevada corporation
As Sole Managing Member

By: ______________________
Mitchell Geisler, CEO

- 13 -

Schedule 2(a)

Consideration

The Consideration for the performance of the Professional Services for a Patient shall be as follows:

Seventy-Five Dollars ($75.00) for each MRI Study – whether with or without contrast material (intravenous or intraarticular)

Fifty-Five Dollars ($55.00) for each CT Study - whether with or without contrast material (intravenous or intraarticular)

Ninety-Five Dollars ($95.00) for each PET Study

Thirty-Five Dollars ($35.00) for each Ultrasound Study

Thirteen Dollars ($13.00) for each X-Ray Study.